POWER OF ATTORNEY
                                -----------------

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Kenneth D. DeGiorgio, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-3 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the Common stock, par value $1.00 per share, of the Corporation to be offered thereunder (and the associated junior participating preferred share purchase rights), and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.


Date: June 30, 2005                    By:       /s/ Parker S. Kennedy
                                          --------------------------------------
                                                 Parker S. Kennedy, Chairman


Date: June 30, 2005                    By:      /s/ D.P. Kennedy
                                          --------------------------------------
                                             D.P. Kennedy, Chairman Emeritus and
                                                         Director


Date: June 30, 2005                    By:      /s/ Gary J. Beban
                                          --------------------------------------
                                                   Gary J. Beban, Director


Date: June 30, 2005                    By:      /s/ J. David Chatham
                                          --------------------------------------
                                                    J. David Chatham, Director


Date: June 30, 2005                    By:      /s/ Hon. William G. Davis
                                          --------------------------------------
                                               Hon. William G. Davis, Director


Date: June 30, 2005                    By:      /s/ James L. Doti
                                          --------------------------------------
                                                   James L. Doti, Director


                                       By:
                                          --------------------------------------
                                               Lewis W. Douglas, Jr., Director


Date: June 30, 2005                    By:      /s/ Paul B. Fay,
                                          --------------------------------------
                                       Jr.       Paul B. Fay, Jr., Director


Date: June 30, 2005                    By:      /s/ Frank E. O'Bryan
                                          --------------------------------------
                                                 Frank E. O'Bryan, Director


                                       By:
                                          --------------------------------------
                                                  Roslyn B. Payne, Director

Date: June 30, 2005                    By:        /s/ D. Van Skilling
                                          --------------------------------------
                                                      D. Van Skilling, Director


Date: June 30, 2005                    By:        /s/ Herbert B. Tasker
                                          --------------------------------------
                                                 Herbert B. Tasker, Director


Date: June 30, 2005                    By:        /s/ Virginia M. Ueberroth
                                          --------------------------------------
                                               Virginia M. Ueberroth, Director